UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2017

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Semi-Annual Report

December 31, 2016

1-3	Portfolio Manager’s Report

4-5	Performance & Statistics

6-7	Schedule of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Changes in Net Assets

11-15	Notes to Financial Statements

16	Financial Highlights

17	Stockholder Meeting Results/Proxy Voting Policies & Procedures

18-19	Privacy Policy

20-22	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2016 (unaudited)

During the six-month period from July 1, 2016 to December 31, 2016, the MSCI Korea (Total Return) Index rose by 9.83% in Korean Won terms and 4.74% in US Dollar terms. The Korean market advanced in the third quarter as investors believed that interest rates would stay lower for longer in the wake of Brexit. In the fourth quarter of 2016, the Korean market corrected on the influence peddling scandal surrounding President Park, South Korea’s President, and later recovered as the market reacted to the rally in the US equities market following Donald Trump’s election as US President.

In late October, the Korean media revealed that President Park’s confidante Ms. Choi Soon Sil, who did not hold any office, had exerted undue influence in various government policies. There were suspicions that some corporates were pressured to donate funds to Ms. Choi’s foundations, and later received favors from the government. Investor sentiment was hurt by the political uncertainty and worries that major business groups might be implicated in the scandal. Despite President Park’s formal apologies, the scandal escalated and led to a massive public demonstration demanding her resignation. Although President Park refused to step down immediately, she was eventually impeached by the national assembly.

Donald Trump’s surprise victory in the US presidential election was probably the most important macro development during the period under review. It introduced plenty of uncertainty regarding future US trade, foreign relations, and fiscal and monetary policies. Given President Trump’s policy on tax cuts, strong fiscal spending and a more hawkish monetary stance, US bond yields rose significantly and Korean bond yields followed suit.

In the face of the rising threat from North Korea, the South Korean government in July decided to install Terminal High Altitude Area Defense (“THAAD”), a US army anti-ballistic missile system. China criticized this decision and expressed its belief that THAAD would help the US monitor missile activities in China and hurt China’s security interests. It was suspected that China has since taken a number of measures to retaliate against Korea, including restrictions of Korean movie/TV shows in China, and reduction of outbound tourism to Korea.

At a more detailed level, the technology sector was a major driver of the Korean market’s gain. Products such as memory chips and display panels enjoyed better pricing following improvements in their supply-demand balance. Banking was the other strong performer. As a result of declining interest rates, banks’ interest margins had been under pressure for the past few years. They seemed to have stabilized from the third quarter of 2016, as banks became more selective in lending and had some success in holding up their lending rates.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2016 (unaudited) (continued)

Fund’s Performance

From July 1, 2016 to December 31, 2016, the total return of The Korea Fund, Inc.’s (the “Fund”) Net Asset Value (NAV) was -0.80% (net of fees) in US Dollar terms, underperforming the Fund’s benchmark MSCI Korea (Total Return) Index, which returned 4.74%.

Performance Attribution Review

Over the reporting period, stock selection in the financials and industrials sectors contributed to the Fund’s underperformance versus its benchmark. In the financial sector, the Fund’s performance was hurt by holdings in insurers Dongbu Insurance and Samsung Fire & Marine, following the latter’s surprise announcement to voluntarily cut auto insurance premiums. The announcement raised concerns of a potential heightening of competition between auto insurers, which could lead to a reversal of the current positive underwriting cycle. In addition, the Korean market’s rotation out of defensive names following the spike in market interest rates drove down the share price of consumer stocks such as Coway, a promoter of air purifier and water filtration devices, and KT&G Corporation, a tobacco and ginseng company. In the industrial sector, the share price of Hanwha Techwin, a manufacturer of aircraft engines, ground defense systems, and military radar and communications systems, was hit by worries that the domestic political scandal would lead to delays in government orders.

Positive contributors over the period include SK Hynix, a semiconductor manufacturer, based on the improved supply-demand balance in the semiconductor industry. The Fund’s position in Hyundai Development, a residential housing developer, also contributed to its performance on the back of a solid housing market and delivery of strong quarterly earnings. The underweight position in the cosmetics sector helped performance, as China- related stocks underperformed as a result of investor concern over China’s retaliation against Korea’s installation of THAAD.

Outlook

The impeachment of President Park is being reviewed by Korea’s Constitutional Court. If the Court upholds the impeachment, a new presidential election would be held within 60 days. In that case, a candidate from the opposition Minjoo Party would likely win the next presidency, in our view. At this time, it is not clear what, if any, major policy changes would be made. Traditionally, the Minjoo Party is more left leaning and anti-chaebol (chaebols are large family-controlled business conglomerate structures in South Korea).

During his campaign, President Trump voiced support for renegotiating trade agreements he deemed unfair to the US, and had specifically criticized the US-Korea Free Trade Agreement. If the US were to pursue more protectionist trade policies, Korean exporters, especially auto and

2	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2016 (unaudited) (continued)

technology companies, may be negatively affected. On the other hand, if President Trump carried through on his pledge to aggressively cut taxes and increase fiscal spending, the resulting fiscal deficits could push up bond yields. Under that scenario, we believe Korea bond yields would likely follow, which would have implications on the outlook and valuation of various sectors.

We will continue to monitor these policy developments in the coming months and adjust the portfolio accordingly. We intend to continue to look for companies with earnings improvement and at a reasonable valuation.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2016 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	-0.40%	1.10%	0.62%	0.56%
Net Asset Value (“NAV”)	-0.80%	2.64%	0.97%	0.30	%(2)
MSCI Korea (Total Return)(3)	4.74%	8.75%	2.59%	2.50%
MSCI Korea (Price Return)(3)	3.42%	6.98%	1.29%	1.24%
KOSPI(4)	-1.92%	0.31%	1.15%	0.84%

Premium (Discount) to NAV:

December 31, 2006 to December 31, 2016

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$31.88
NAV(5)	$36.06
Discount to NAV	-11.59%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	24.3%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	8.0%
Coway Co., Ltd.
Engaged in the provision of water purifiers	5.4%
Hyundai Development Co.
Civil engineering and architecture construction businesses	4.8%
Samsung Fire & Marine Insurance Co., Ltd.
Insurance company specialized in non-life insurance business	4.4%
Dongbu Insurance Co., Ltd.
Provider of a variety of non-life insurance services	4.1%
Kangwon Land, Inc.
Casino and hotel services provider	3.9%
Hanwha Techwin Co., Ltd.
Engaged in surveillance, aeronautics, optoelectronics, automations and weapons technology businesses	3.7%
Samsung Life Insurance Co., Ltd
Insurance company specialized in life insurance business	3.7%
Hankook Tire Co. Ltd.
Manufacturer and distributor of tires	3.4%

4	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Performance & Statistics

December 31, 2016 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(5)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2016 (unaudited)

Shares		Value
COMMON STOCK–98.6%
	Aerospace & Defense–8.0%
251,500	Hanwha Techwin Co., Ltd.	$ 9,038,729
149,143	Korea Aerospace Industries Ltd.	8,251,491
35,953	LIG Nex1 Co., Ltd.	2,393,673

		19,683,893

	Auto Components–3.8%
172,903	Hankook Tire Co., Ltd.	8,312,424
120,810	Hanon Systems	1,028,816

		9,341,240

	Banks–7.4%
134,800	Hana Financial Group, Inc.	3,479,194
193,570	KB Financial Group, Inc.	6,840,657
206,952	Shinhan Financial Group Co., Ltd.	7,760,939

		18,080,790

	Construction & Engineering–4.8%
314,867	Hyundai Development Co.	11,697,718

	Electronic Equipment, Instruments & Components–0.5%
46,148	LG Display Co., Ltd.	1,197,349

	Food & Staples Retailing–4.6%
54,400	BGF retail Co., Ltd.	3,682,955
49,240	E-MART, Inc.	7,456,249

		11,139,204

	Hotels, Restaurants & Leisure–3.9%
320,457	Kangwon Land, Inc.	9,482,496

	Household Durables–7.5%
180,012	Coway Co., Ltd.	13,157,959
31,147	Hanssem Co., Ltd.	5,120,579

		18,278,538

	Insurance–14.0%
195,650	Dongbu Insurance Co., Ltd.	10,129,176
129,200	Hyundai Marine & Fire Insurance Co., Ltd.	3,363,064
104,550	Korean Reinsurance Co.	986,140
48,485	Samsung Fire & Marine Insurance Co., Ltd.	10,773,188
96,440	Samsung Life Insurance Co., Ltd.	8,976,187

		34,227,755

	Machinery–3.0%
152,740	Hyundai Elevator Co., Ltd. (b)	7,250,054

	Media–2.5%
131,500	Innocean Worldwide, Inc.	6,197,807

	Metals & Mining–2.8%
17,520	Korea Zinc Co., Ltd.	6,891,461

	Oil, Gas & Consumable Fuels–0.4%
7,900	SK Innovation Co., Ltd.	956,042

	Semiconductors & Semiconductor Equipment–8.0%
535,181	SK Hynix, Inc.	19,692,562

6	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Schedule of Investments

December 31, 2016 (unaudited) (continued)

Shares		Value
	Technology Hardware, Storage & Peripherals–24.3%
40,019	Samsung Electronics Co., Ltd.	$ 59,560,760

	Tobacco–2.1%
59,980	KT&G Corp.	5,017,315

	Wireless Telecommunication Services–1.0%
13,730	SK Telecom Co., Ltd.	2,544,732

	Total Investments (cost–$174,479,341) (a)–98.6%	241,239,716
	Other assets less liabilities–1.4%	3,512,910

	Net Assets–100.0%	$244,752,626

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $241,239,716, representing 98.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/16
Investments in Securities—Assets
Common Stock	$—	$241,239,716	$—	$241,239,716

At December 31, 2016, there were no transfers between Levels 1 and 2.

See accompanying Notes to Financial Statements	12.31.16	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2016 (unaudited)

Assets:

Investments, at value (cost–$174,479,341)	$241,239,716

Cash	631,541

Foreign currency, at value (cost–$1,851,205)	1,846,064

Dividends and interest receivable (net of foreign withholding taxes)	3,073,149

Receivable for investments sold	970,553

Prepaid expenses and other assets	68,686

Total Assets	247,829,709

Liabilities:

Dividends and distributions payable to stockholders	2,229,878

Payable for shares repurchased	415,427

Investment management fees payable	161,540

Accrued expenses and other liabilities	270,238

Total Liabilities	3,077,083

Net Assets	$244,752,626

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 6,786,908 shares issued and outstanding)	$67,869

Paid-in-capital in excess of par	196,408,811

Dividends in excess of net investment income	(581,629)

Accumulated net realized loss	(17,904,514)

Net unrealized appreciation	66,762,089

Net Assets	$244,752,626

Net Asset Value Per Share	$36.06

8	The Korea Fund, Inc. Semi-Annual Report	12.31.16	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2016 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $612,210)	$3,044,052

Securities lending income, including income from invested cash collateral (net of rebates)	77,250

Interest (net of foreign withholding taxes of $442)	2,853

Total Investment Income	3,124,155

Expenses:

Investment management	1,003,523

Directors	193,315

Legal	135,874

Insurance	84,254

Custodian and accounting agent	65,035

Audit and tax services	53,981

Stockholder communications	21,690

New York Stock Exchange listing	13,742

Transfer agent	12,551

Miscellaneous	22,427

Total Expenses	1,606,392

Net Investment Income	1,517,763

Realized and Change in Unrealized Gain (Loss):

Net realized gain on:

Investments	7,716,612

Foreign currency transactions	203,934

Net change in unrealized appreciation/depreciation of:

Investments	(12,002,730)

Foreign currency transactions	(83,897)

Net realized and change in unrealized loss	(4,166,081)

Net Decrease in Net Assets Resulting from Investment Operations	$(2,648,318)

See accompanying Notes to Financial Statements	12.31.16	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Investment Operations:

Net investment income	$1,517,763	$774,529

Net realized gain (loss)	7,920,546	(2,768,145)

Net change in unrealized appreciation/depreciation	(12,086,627)	(27,458,982)

Net decrease in net assets resulting from investment operations	(2,648,318)	(29,452,598)

Dividends and Distributions to Stockholders from:

Net investment income	(1,882,855)	—

Net realized gains	(347,023)	(31,317,886)

Total dividends and distributions to stockholders	(2,229,878)	(31,317,886)

Common Stock Transactions:

Cost of shares repurchased	(6,658,370)	(12,398,811)

Total decrease in net assets	(11,536,566)	(73,169,295)

Net Assets:

Beginning of period	256,289,192	329,458,487

End of period*	$244,752,626	$256,289,192

*Including dividends in excess of net investment income of:	$(581,629)	$(216,537)

Shares Activity:

Shares outstanding, beginning of period	6,987,896	7,353,874

Shares repurchased	(200,988)	(365,978)

Shares outstanding, end of period	6,786,908	6,987,896

10	The Korea Fund, Inc. Semi-Annual Report	12.31.16	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Fund’s investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of the Fund, or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s and the Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

12.31.16	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of

12	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2016, the Fund incurred $250,688 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2016, the Korean WON/U.S. $ exchange rate was WON 1,207.80 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at December 31, 2016.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2016 (unaudited) (continued)

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2016, the Fund paid investment management fees at an effective rate of 0.75% of the Fund’s average daily net assets.

During a portion of the reporting period, the Investment Manager had retained its affiliate, Allianz Global Investors Fund Management LLC (the “Sub-Administrator” or “AGIFM”) to provide administrative services to the Fund. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as sub-administrator of the Fund and the Fund no longer has a Sub-Administrator.

14	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2016 (unaudited) (continued)

4. Investments in Securities

For the six months ended December 31, 2016, purchases and sales of investments, other than short-term securities were $81,352,691 and $83,223,056, respectively.

5. Income Tax Information

At December 31, 2016, the cost basis of portfolio securities for federal income tax purposes was $174,647,964. Gross unrealized appreciation was $75,508,794; gross unrealized depreciation was $8,917,042; and net unrealized appreciation was $66,591,752. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

For the six months ended December 31, 2016, the Fund repurchased 200,988 shares of its common stock on the open market, which represented approximately 3% of the shares outstanding at June 30, 2016 at a total cost, inclusive of commissions ($0.03 per share), of $6,658,370 at a per-share weighted average discount to NAV of 12.20%. For the year ended June 30, 2016, the Fund repurchased 365,978 shares of its common stock on the open market, which represented approximately 5% of the shares outstanding at June 30, 2015 at a total cost, inclusive of commissions ($0.03 per share), of $12,398,811 at a per-share weighted average discount to NAV of 10.09%.

7. Fund Ownership

At December 31, 2016, the City of London Investment Group PLC, Lazard Asset Management LLC and 1607 Capital Partners held approximately 36%, 14% and 8%, respectively, of the Fund’s outstanding shares.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. NAV total return for periods that include December 2008 and January 2009 had been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2016 (unaudited)		Year ended June 30,
			2016		2015		2014		2013		2012
Net asset value, beginning of period	$36.68		$44.80		$47.33		$38.53		$40.51		$54.59
Investment Operations:
Net investment income (loss)	0.22	(1)	0.11	(1)	(0.02	)(1)	(0.14	)(1)	(0.13	)(1)	(0.14)
Net realized and change in unrealized gain (loss)	(0.62)		(4.11)		(2.84)		8.56		(2.26)		(8.72)
Total from investment operations	(0.40)		(4.00)		(2.86)		8.42		(2.39)		(8.86)
Dividends and Distributions to Stockholders from:
Net investment income	(0.28)		—		—		—		—		—
Net realized gains	(0.05)		(4.35)		—		—		—		(5.45)
Total dividends and distributions to stockholders	(0.33)		(4.35)		—		—		—		(5.45)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases	0.11		0.23		0.33		0.38		0.41		0.23
Net asset value, end of period	$36.06		$36.68	(3)	$44.80		$47.33		$38.53		$40.51
Market price, end of period	$31.88		$32.33		$40.57		$42.72		$34.47		$36.56
Total Return:(2)
Net asset value	(0.80)%		(8.35	)%(3)	(5.35)%		22.84%		(4.89)%		(15.25)%
Market price	(0.40)%		(8.75)%		(5.03)%		23.93%		(5.72)%		(15.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$244,753		$256,289		$329,458		$378,146		$334,829		$387,629
Ratio of expenses to average net assets	1.20	%(4)	1.20%		1.13%		1.13%		1.14%		1.12%
Ratio of net investment income (loss) to average net assets	1.13	%(4)	0.28%		(0.05)%		(0.33)%		(0.31)%		(0.29)%
Portfolio turnover rate	31%		44%		51%		60%		35%		43%

(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(3)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(4)	Annualized.

16	The Korea Fund, Inc. Semi-Annual Report	12.31.16	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Stockholder Meeting Results/Proxy Voting Policies &

Procedures (unaudited)

Stockholder Meeting Results:

The Fund held a meeting of stockholders on October 25, 2016. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election of Joseph T. Grause, Jr. — Class I to serve until 2019	3,467,280	2,673,139	50,479
Re-election of Julian Reid — Class I to serve until 2019	5,826,976	328,488	35,433

Ms. Marran H. Ogilvie and Messrs. Christopher B. Brader and Richard A. Silver continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number

18	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access—Disclaimer which is incorporated herein by reference and is available on our website.

•

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

12.31.16	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors and a majority of the Directors who are not “interested persons” of the Investment Manager and its affiliates (the “Independent Directors”), voting separately, annually approve the continuation of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager. Your Fund’s Board is comprised of five Directors, all of whom are Independent Directors. At an in-person meeting held on October 25, 2016, the Board approved the renewal of the Management Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all five Directors. The Board’s review process and considerations in approving the Management Agreement are set forth below.

Review Process.    The Board of Directors considers matters bearing on your Fund and the Management Agreement at each of its meetings. Specifically, the Board maintains an Investment Committee, comprised of all of the Directors and chaired by an experienced investment professional, to monitor all investment related matters throughout the year. The Board (i) met five times during the past year to discuss Fund matters and at each of the regular quarterly meetings dedicated a substantial amount of time to reviewing portfolio related issues in both executive session and with both senior management and the portfolio management team at each regular meeting, and (ii) received extensive information throughout the year, outside of the abovementioned meetings, regarding the progress of the management of your Fund, including information regarding various functions performed by the investment team, as well as the Investment Manager’s compliance monitoring and portfolio trading practices. In addition, as an independent, third party aid the Board continues its engagement of Morningstar Associates, LLC (“Morningstar”), a leading US and international provider of fundamentally driven research, to supply broadly based input to support the Board’s ongoing review of both the Fund’s performance as well as the investment performance of a representative peer group. This peer group, currently made up of 17 (for the one-, three- and five-year periods) and 15 (for the ten-year period) alternative investment opportunities, represents, your Board believes, virtually all publically offered, pooled investment products available for international investors in the Korean equity space whether managed in the U.S. or elsewhere. Whilst your Board considers this peer group to represent the significant funds in the space, it notes that the component funds use varying benchmarks, including the MSCI Korea NR Index (Net Return) (the “MSCI Korea Index”), or more frequently, the Korea Stock Exchange KOSPI Index (the “KOSPI Index”) which have differing effects on the underlying risk free portfolios and hence the investment returns so achieved. The Board also considered detailed information from Morningstar concerning the consistency of investment style of the Investment Manager and the risk relative to return of your Fund’s investment portfolio in itself and within the peer group.

In addition to the information the Board received at each quarterly meeting, in connection with its annual contract review, the Board received and relied upon materials provided by the Investment Manager, which included, among other items: (i) data supplied by Thomson Reuters Lipper, Inc. (“Lipper”), a leading third party provider of mutual fund information on the total return investment performance of your Fund over various time periods and the investment performance of a peer group of funds, (ii) information provided by Lipper on your Fund’s management fees and total expenses as well as the management fees and total expenses of a peer group of funds, (iii) information regarding the investment performance of comparable market indices, (iv) information regarding the management fees of comparable portfolios of other clients of the Investment Manager1 including open-end funds and other clients, (v) the estimated profitability to the Investment Manager from its relationship with your Fund, (vi) descriptions of various administrative functions performed for your Fund by the Investment Manager, and (vii) information regarding the overall organization of the Investment Manager, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to your Fund. The Board was assisted in its evaluation of the Management Agreement by counsel for your Fund, with whom it met separately from the Investment Manager.

The Directors’ conclusion as to the continuation of the Management Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year.

Nature, Quality and Extent of Services.    The Board considered the terms of the Management Agreement, including the scope of advisory services provided under the Management Agreement. The Board noted that, under the Management Agreement, the Investment Manager provides portfolio management and administrative services to your Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager. The Board also considered the quality of the administrative services provided by the Investment Manager and determined these services to be of high quality.

[1]

Prior to December 31, 2012, the Fund was sub-advised by an affiliate of the Investment Manager. The Fund continues to be managed by investment personnel of the affiliated investment adviser as “associated persons” of the Investment Manager.

20	The Korea Fund, Inc. Semi-Annual Report	12.31.16

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

The Board reviewed your Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper, Morningstar, and the Board itself.

In the course of these deliberations, the Board took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during regular investment review meetings conducted with portfolio management personnel during the course of the year regarding your Fund’s performance. The Board observed that, although its own peer group maintained by Morningstar of 15 or 17 (varying for the one-, three-, five- and ten-year periods) comparable investible products in the Korean space was appropriate, there were limitations in the comparative performance data provided by Lipper, given that this peer group also includes Pacific funds (excluding Japan), which are generally not similarly situated to your Fund. In its review of your Fund’s performance against the aforementioned peer group of Korea funds maintained by Morningstar, the Board observed that your Fund’s total return (based on net asset value) performance ranked in the 1st quartile for the one-year period, the 2nd quartile for the three- and five-year periods and the 4th quartile for the ten-year period ended September 30, 2016. The Board also noted that most of the funds in the Morningstar peer group used the KOSPI Index as a benchmark and that the Fund’s benchmark, the MSCI Korea Index, had outperformed the KOSPI Index for the one-, three-, and five-year periods and had underperformed the KOSPI Index for the ten-year period. In connection with this review, the Board noted that this Morningstar peer group contains funds both registered under the Investment Company Act of 1940 and entities registered in other jurisdictions that are subject to alternative regulatory regimes than your Fund with differing regulatory investment restrictions and may calculate their performance using differing methodologies, which the Board noted would affect particularly the comparative performance of such entities.

The Board observed that your Fund’s total return performance (based on net asset value) outperformed the MSCI Korea Index for the three- and five-year periods ended September 30, 2016 and underperformed the MSCI Korea Index for the one- and ten-year periods ended September 30, 2016. The Board further observed that your Fund’s total return performance (based on net asset value) outperformed the KOSPI Index for the one-, three- and five-year periods ended September 30, 2016 and underperformed the KOSPI Index for the ten-year period ended September 30, 2016. In addition, the Board noted a higher level of volatility in performance over time among the funds in the peer group assembled by Morningstar, resulting in most such funds having periods of poor performance relative to their peers from time to time.

The Board discussed in detail the overall investment performance of your Fund. The Board discussed the depth of the Fund’s management team and noted the general improvement in the Fund’s performance against its benchmark since the Fund’s portfolio manager had been replaced.

On the basis of this evaluation, the ongoing review of investment results by the Board in conjunction with the Investment Manager, the Board concluded that the nature, quality and extent of services provided by the Investment Manager justified the renewal of the Management Agreement.

Fees and Expenses.    The Board considered your Fund’s investment management fee schedule, total expense ratio and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by your Fund were at the median, and less than the mean, of the five-member peer group compiled by Lipper (based on the management fees paid by your Fund for your Fund’s fiscal year ended June 30, 2016). The Board also considered the management fees charged by the Investment Manager and its Asian affiliate to other clients, including open-end funds, with investment strategies comparable to that of your Fund, and noted that the management fees paid by your Fund, with few exceptions, were generally lower than the fees paid by such clients of the Investment Manager. The Board noted that your Fund’s total operating expenses were less than both the median and the mean of the five-member peer group compiled by Lipper (based on the operating expenses for your Fund’s fiscal year ended June 30, 2016).

The Board noted that certain economies of scale are built into the fee schedule which provides for breakpoints at various asset levels. The Board also noted its option to reconsider the management fee breakpoint levels in the future if your Fund’s assets grow substantially or should there be an opportunity to raise new assets.

On the basis of the information provided, the Board concluded that management fee was reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager.

Profitability.    The Board reviewed detailed information regarding revenues received by the Investment Manager under the Management Agreement and related expenses. Based on the information provided, the Board concluded that the estimated pre-tax profits realized by the Investment Manager in connection with the management and administration of your Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Investment Manager for administrative services provided to your Fund. The

12.31.16	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

Board also considered benefits to the Investment Manager related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager related to your Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance.    The Board considered the significant attention and resources dedicated by the Investment Manager to documenting and enhancing the compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by the Investment Manager to compliance matters.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, based on the renewal recommendation of its Contracts Committee, determined that the Management Agreement should be continued for an additional one-year period commencing January 1, 2017.

22	The Korea Fund, Inc. Semi-Annual Report	12.31.16

Directors	Officers
Julian Reid Chairman of the Board of Directors	Joseph Quirk President & Chief Executive Officer
Christopher B. Brader	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Joseph T. Grause, Jr.
Marran H. Ogilvie	Thomas J. Fuccillo Secretary & Chief Legal Officer
Richard A. Silver
Thomas L. Harter Chief Compliance Officer
Richard J. Cochran Assistant Treasurer
Orhan Dzemaili Assistant Treasurer

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein..

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123116

92036

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2016	—	—		—		698,790	[2]
August 1-31, 2016	—	—		—		698,790	[2]
September 1-30, 2016	7,427	35.81	[1]	7,427	[2]	691,363	[2]
October 1-31, 2016	49,104	34.37	[1]	49,104	[2]	642,259	[2]
November 1-30, 2016	66,699	32.48	[1]	66,699	[2]	575,560	[2]
December 1-31, 2016	77,758	32.59	[1]	77,758	[2]	497,802	[2]

Totals	200,988			200,988

[1]	Subject to fees of up to $0.03 per share repurchased.

[2]	The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Joseph Quirk
Joseph Quirk
President & Chief Executive Officer

Date:	February 23, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Quirk
Joseph Quirk
President & Chief Executive Officer

Date:	February 23, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	February 23, 2017